SUPPLEMENT DATED SEPTEMBER 15, 2008 TO THE PROSPECTUS DATED AUGUST 1, 2008

                CLAYMORE SECURITIES DEFINED PORTFOLIO, SERIES 508

                  ONEFOLIO(TM) SELECT, SERIES 14 (THE "TRUST")

                               FILE NO. 333-152126



Notwithstanding anything to the contrary in the Prospectus, as of September 15, 2008 the Trust Portfolio no longer includes the following securities:

Federal National Mortgage Association (FNM)

Freddie Mac (FRE)

The number of shares of the remaining securities held by the Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuate and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see the Prospectus for additional information.